Exhibit 99.2

HEARTLAND GRAIN FUELS, L.P.

Aberdeen, South Dakota

BALANCE SHEETS

September 30, 2006 and 2005

(unaudited)

ASSETS

	September 30, 2006	September 30, 2005
CURRENT ASSETS
Cash	$2,488,339	$2,872,308
Receivables
Trade	1,802,909	998,410
Other	293,807	247,178
Inventories	1,088,406	547,325
Supplies	305,969	302,802
Prepaid Expenses	25,189	68,488
Total Current Assets	6,004,619	5,036,511

PROPERTY, PLANT AND EQUIPMENT
Land	96,441	96,441
Buildings	10,050,908	9,950,957
Process Equipment	19,907,988	19,477,423
Office Equipment	268,115	236,073
	30,323,452	29,760,894
Accumulated Depreciation	(18,524,758)	(16,099,406)
Undepreciated Cost	11,798,694	13,661,488
Construction in Process	29,668,206	2,023,193
Net Property, Plant and Equipment	41,466,900	15,684,681

OTHER ASSETS
Investment in Cooperatives	602,734	522,123
Critical Replacement Parts	564,691	572,830
Total Other Assets	1,167,425	1,094,953

TOTAL ASSETS	$48,638,944	$21,816,145

LIABILITIES AND PARTNERS’ EQUITY

	September 30, 2006	September 30, 2005
CURRENT LIABILITIES
Current Maturities of Long-Term Debt	$3,000,000	$877,220
Payables	2,890,407	1,636,897
Accrued Expenses
Property Taxes	176,899	179,882
Interest	144,669	32,642
Payroll	82,947	69,254
Other	13,651	11,992
Total Current Liabilities	6,308,573	2,807,887

LONG-TERM LIABILITIES
Notes Payable – Net of Current Maturities	18,000,000	4,881,375

PARTNERS’ EQUITY
South Dakota Wheat Growers Association	6,670,537	5,422,924
Heartland Producers, LLC.	6,445,759	5,240,187
Aventine Renewable Energy, Inc.	696,327	566,091
Dakota Fuels, Inc.	113,919	92,613
Current Income	10,403,829	2,805,068
Total Partners’ Equity	24,330,371	14,126,883

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$48,638,944	$21,816,145

HEARTLAND GRAIN FUELS, L.P.

Aberdeen, South Dakota

STATEMENT OF INCOME

Nine-Month Periods Ended September 30, 2006 and 2005

(unaudited)

	2006	2005
Sales
Ethanol	$35,130,730	$23,941,198
By-Products	2,870,303	3,532,808
Total Sales	38,001,033	27,474,006

Cost of Sales
Raw Materials	21,645,962	20,501,438
Utilities	733,353	664,150
Repairs & Maintenance	492,297	379,178
Lease	61,359	36,428
Personnel Costs	1,688,608	1,460,728
Depreciation	2,046,579	1,350,000
Interest	929,722	318,110
Insurance	224,359	160,471
Property Taxes	168,659	176,782
Permits and Fees	21,691	11,912
Advertising & Promotion	24,967	25,223
Other	57,426	44,274
Total Cost of Sales	28,094,982	25,128,694

Gross Income on Sales	9,906,051	2,345,312

Other Income
State Incentives	506,292	426,153
CCC Bioenergy Payments	317	—
Interest	115,643	49,757
Other	9,586	18,125
Total Other Income	631,838	494,035

Total Gross Income	10,537,889	2,839,347

General & Administrative Expenses	186,654	115,181

Operating Net Income	10,351,235	2,724,166

Patronage Dividend Income	52,594	80,902

Net Income	$10,403,829	$2,805,068

HEARTLAND GRAIN FUELS, L.P.
Aberdeen, South Dakota

STATEMENTS OF PARTNERS’ EQUITY
Nine-Month Periods Ended September 30, 2006 and 2005
(unaudited)

	Balance		Current	Balance
	12-31-05	Distributions	Income	09-30-06
South Dakota Wheat Growers Assoc.	$7,245,313	$(574,776)	$—	$6,670,537

Heartland Producers, LLC	7,001,167	(555,408)	—	6,445,759

Aventine Renewable Energy, Inc.	756,327	(60,000)	—	696,327

Dakota Fuels, Inc.	123,735	(9,816)	—	113,919

Current Income	0	0	10,403,829	10,403,829

	$15,126,542	$(1,200,000)	$10,403,829	$24,330,371

	Balance	Current	Balance
	12-31-04	Distributions	Income	09-30-05
South Dakota Wheat Growers Assoc.	$5,901,904	$(478,980)	$—	$5,422,924

Heartland Producers, LLC	5,703,027	(462,840)	—	5,240,187

Aventine Renewable Energy, Inc.	616,091	(50,000)	—	566,091

Dakota Fuels, Inc.	100,793	(8,180)	—	92,613

Current Income	0	0	2,805,068	2,805,068

	$12,321,815	$(1,000,000)	$2,805,068	$14,126,883

HEARTLAND GRAIN FUELS, L.P.
Aberdeen, South Dakota

STATEMENTS OF CASH FLOWS
Nine-Month Periods Ended September 30, 2006 and 2005
(unaudited)

	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$10,403,829	$2,805,068
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities
Depreciation	2,046,579	1,350,000
Patronage Dividends Received as Equity	(22,030)	(48,541)
Change in Assets and Liabilities
Increase in Receivables	(1,185,691)	(628,903)
(Increase) Decrease in Inventories	(278,708)	420,939
Increase in Supplies	(15,060)	(13,109)
(Increase) Decrease in Prepaid Expenses	236,679	(51,163)
Increase in Payables	855,809	543,733
Decrease in Accrued Expenses	(151,597)	(171,564)
Net Cash Provided by Operating Activities	11,889,810	4,206,460

CASH FLOWS FROM INVESTING ACTIVITIES
Expenditures for Property, Plant & Equipment	(23,909,369)	(2,228,454)
Decrease in Long-Term Receivables	526	1,767
Increase in Other Assets	(8,845)	(24,588)
Net Cash Used in Investing Activities	(23,917,688)	(2,251,275)

CASH FLOWS FROM FINANCING ACTIVITIES
Additional Long-Term Borrowing	15,250,000	—
Distributions of Partners’ Equity	(1,200,000)	(1,000,000)
Retirement of Long-Term Debt	(8,225)	(1,758,718)
Net Cash Provided by Financing Activities	14,041,775	(2,758,718)

Net Increase (Decrease) in Cash	2,013,897	(803,533)
Cash — Beginning of the Period	474,442	3,675,841
Cash — End of Period	$2,488,339	$2,872,308

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash Paid During the Year for:
Interest	$818,621	$326,938

Notes to Unaudited Financial Statements

Note 1: Organization and Nature of Business

The Partnership is organized as a limited partnership under the laws of the state of Delaware.  The Partnership operates ethanol plants in Aberdeen and Huron, South Dakota with 39,000,000 gallon of production capability.  These plants process corn, which produces ethanol, to be sold for blending with gasoline, and by-products to be used in the manufacturing of feed.

Approximately 92% of the Partnership’s sales and other income were generated by ethanol and E-85 production and marketing and the remaining 8% were from by-product production and other miscellaneous income.

Note 2: Summary of Significant Accounting Policies

The significant accounting practices and policies are summarized below.

UNAUDITED FINANCIAL STATEMENTS

The accompanying financial statements as of September 30, 2006 and September 30, 2005 and the nine months then ended are unaudited and reflect all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair representation of the financial position and operating results for the interim periods.  The interim financial statements should be read in conjunction with the audited financial statements and notes thereto, contained in the registration statement on Form SB-2 to which these financial statements are included.  The results of operations for the nine months ended September 30, 2006 are not necessarily indicative of the results for the fiscal year ending December 31, 2006.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

Bad debts are provided for on the reserve method based on historical experience and management’s evaluation of outstanding receivables at the end of the year.  No allowance for doubtful accounts were considered necessary for the nine-month periods ended September 30, 2006 and 2005, respectively.

INVENTORY VALUATIONS

Raw material inventories are valued at the lower of cost (first-in, first-out method) or market price.  Work-in-process and finished goods inventories are valued at market price multiplied by their respective percentage of completion.

DERIVATIVE FINANCIAL INSTRUMENTS

The Partnership has only limited involvement with derivative financial instruments and does not use them for trading purposes.  They are used to manage well-defined commodity price risks.  The Partnership may use futures, forward, option and swap contracts to reduce the market volatility of grain and finished products.  These contracts permit final settlement by delivery of the specified commodity.  Unrealized gains or losses are recognized in the valuation of the respective commodity’s ending inventory.

ADVERTISING

The Partnership expenses advertising and promotion costs as they are incurred, which amounted to $24,967 and $25,223 for the nine-month periods ended September 30, 2006 and 2005, respectively.

PROPERTY, PLANT AND EQUIPMENT

Land, buildings and equipment are stated at cost.  Depreciation methods and estimated useful lives of assets are discussed in Note 6.

Maintenance and repairs are expensed as incurred. Expenditures for new facilities and those which increase the useful lives of the buildings and equipment are capitalized. When assets are sold or otherwise disposed of, the related cost and accumulated depreciation are removed from the accounts and gains or losses on the dispositions are recognized in earnings.

LONG-LIVED ASSETS

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable.  When required, impairment losses on assets to be held or used are recognized based on the fair value of the asset and long-lived assets to be disposed of are reported at the lower of their carrying amount or their fair value less selling costs.

ENVIRONMENTAL EXPENDITURES

Environmental compliance costs would include ongoing maintenance, monitoring and similar costs.  Such costs will be expensed as incurred.  Environmental remediation costs would be accrued, except to the extent costs can be capitalized, when environmental assessments and/or remedial efforts are probable, and the cost could be reasonably estimated.  Environmental costs which improve the condition of the property as compared to the condition when constructed or acquired and create future revenue generation are capitalized.

PATRONAGE DIVIDEND INCOME

Patronage dividend income from cooperatives is recognized as income in the year the Partnership receives formal notification from the distributing cooperative.

INCOME TAXES

The Partnership, as a limited partnership, is not subject to income taxes.  Income is taxed directly to its partners.

DISTRIBUTION OF NET INCOME (LOSS)

In accordance with the Partnership’s agreement of limited partnership, the Partnership will allocate net income (loss) and alcohol credits in accordance with their respective percentage interests.

Note 3: Significant Concentrations of Risk

CREDIT RISK - RECEIVABLES

The Partnership issues credit to customers, substantially all of whom are ethanol wholesalers or E-85 retailers, under industry standard terms without collateral in most cases.

CREDIT RISK - FINANCIAL INSTITUTIONS

The Partnership maintains cash balances with local and national financial institutions, which may at times exceed the $100,000 coverage by the U.S. Federal Deposit Insurance Corporation (FDIC).

Note 4: Related Party Transactions

The Partnership has significant transactions with its limited partners and their affiliates for the nine-month periods ended September 30, 2006 and 2005, respectively which include:

e)              An agreement to purchase corn from a limited partner at their cost plus 10¢ per bushel (11¢ at the Huron facility).

f)                An agreement with a limited partner to market the total output of ethanol produced by the Aberdeen and Huron facilities.

g)             An agreement with a limited partner affiliate to market the total output of by-products produced by the Aberdeen and Huron facilities.

h)             Various purchases, services and financing arrangements.

Note 5: Inventory

The major components of inventory as of September 30, 2006 and 2005 were as follows:

	2006	2005
Raw Materials	$116,462	$102,155
Work in Process	519,738	253,971
Finished Goods	452,206	191,199
	$1,088,406	$547,325

Note 6: Property, Plant and Equipment

Depreciation is computed over the estimated useful lives of the individual assets using the straight-line method. The estimated useful lives of depreciable assets is as follows:

Buildings	10-40 years
Process and Lab Equipment	5-20 years
Office Equipment	5-20 years

Depreciation expense for the nine-month periods ended September 30, 2006 and 2005 amounted to $2,046,579 and $1,350,000, respectively.

Construction in Process at September 30, 2006	Costs To Date	Budgeted Cost
Huron Plant Expansion – 30,000,000 Gallon Capacity	$22,050,745	$24,000,000
Aberdeen Plant Expansion – 40,000,000 Gallon Plant	7,617,461	78,000,000
	$29,668,206	$102,000,000

Note 7: Investments in Cooperatives

Investments in cooperatives are recorded at cost, plus unredeemed patronage dividends received in the form of capital stock and other equities. Cooperative stocks normally are not transferable, thereby precluding any market value, but they may be used as collateral in securing loans. Any impairment of equities normally is not recognized by the Partnership until formal notification is received. Redemption of these equities is at the discretion of the various organizations. A substantial portion of the business of these cooperatives is dependent upon the agribusiness economic sector.

At September 30, 2006 and 2005, the Partnership had investments in cooperatives as follows:

	2006	2005
CoBank, ACB	$452,829	$452,829
Dakota Energy Cooperative	147,730	67,119
Country Hedging, Inc.	2,175	2,175
	$602,734	$522,123

Note 8: Financing Arrangements

Financing arrangements at September 30, 2006 and 2005 were as follows:

	Interest		Balance
Lender	Rate		2006	2005
Dakota Fuels, Inc.
Aberdeen, South Dakota
Term (RIA475T02-HGF) – $6,750,000 commitment, revolving term loan with a quarterly commitment reduction of $750,000 starting 09-01-11, with the balance due on 06-01-13	7.397%		$6,750,000	$—

Dakota Fuels, Inc.
Term (RIA475T03-HGF) – $15,000,000 commitment, term loan with a quarterly payment of $750,000, starting 09-01-06, with balance due on 06-01-11	8.679	%*	14,250,000	—

CoBank, ACB
Omaha, Nebraska
Term (A475T02B) – Revolving term loan with a quarterly commitment reduction of $375,000 starting 9-01-04, balance due 12-01-08	6.76	%*	—	5,750,000

*      Indicates a continuously variable interest rate

	Interest		Balance
Lender	Rate		2006	2005
Dakota Energy Cooperative
Huron, South Dakota
Purchase Agreement
Monthly payment of $185, with balance due 08-31-09	0.00%		—	8,595

US Bank
St. Paul, Minnesota
Commercial Note – Commitment of $500,000 ending 12-31-06	7.72	%*	—	—
			21,000,000	5,758,595
Less: Current Portion			3,000,000	877,220
Total Long-Term Liabilities			$18,000,000	$4,881,375

*    Indicates a continuously variable interest rate

The Partnership, in 2005, entered into an Administrative Agency Agreement with Dakota Fuels, Inc. and CoBank, ACB, where CoBank, ACB has been appointed as the administrative agent for the loan documents and security agreements with the Partnership.  CoBank, ACB has agreed to undertake the obligations as administrative agent for these loans.

The term note (RIA475T02-HGF) with Dakota Fuels, Inc. is a revolving term note that the Partnership may borrow against and repay at their discretion except for any portion of note principal with fixed interest rates.  The revolving term note has fixed interest rates on term debt ranging from 6.40% to 7.29% with a weighted average of 7.397%, which includes $2,000,000 of term debt at the current variable interest rate of 8.50%.

Term notes with Dakota Fuels, Inc. are secured by CoBank, ACB’s first mortgage lien covering real property owned by the Partnership, together with CoBank, ACB’s security agreement under the Uniform Commercial Code covering substantially all personal property owned by the Partnership, including receivables, inventories and equipment subject to perfected security interests.  The Partnership also has $452,829 of equity in CoBank, ACB at September 30, 2006, which is held as additional collateral.

The purchase agreement with Dakota Energy Cooperative is secured by a perfected security interest in Auto-Var Capacitor Banks purchased for the Huron facility.

Restrictive covenants on the loan agreements with Dakota Fuels, Inc. provide, among other things, (1) restrictions on incurring additional indebtedness, (2) restrictions on the ability to mortgage, pledge, assign or grant security interest in any assets to any other party, (3) minimum working capital balances of at least $3,500,000, except that in determining current assets, any available commitment not considered due in the next year may be included, (4) minimum net worth balances of at least $12,500,000, and (5) restrictions on scheduled payments made to lessors during each fiscal year.

The commercial note with US Bank is unsecured with a variable interest rate (2.5% plus current one month “LIBOR” rate).

Total interest expense charged to operations amounted to $929,722 and $318,110 for the nine-month periods ended September 30, 2006 and 2005, respectively.

Aggregate annual maturities of the long-term debt outstanding at September 30, 2006 are as follows:

Maturity Date – Year Ending September 30,
2007	$3,000,000
2008	3,000,000
2009	3,000,000
2010	3,000,000
2011	3,000,000
2012 & Thereafter	6,000,000
$21,000,000

Note 9: Pension Plans

The Partnership participates in a defined contribution thrift plan (401(k)).  Under the terms of the plan, qualifying employees may elect to contribute to the plan a percentage of their compensation, such contributed compensation may be partially matched by the Partnership, up to a maximum of 4%.  The Partnership contributed $40,884 and $35,273 to the thrift plan for the nine-month periods ended September 30, 2006 and 2005, respectively.

The Partnership participates in the “Co-op Retirement Plan”, administered by the United Benefits Group, which is a multiple-employer defined benefit plan that is funded by contributions from employees and the Partnership.  The Partnership intends to participate in the plan indefinitely; however it may voluntarily discontinue the plan at anytime.  The plan, which has no funding deficiencies, used the aggregate cost method of valuation. Under this method, the normal cost is adjusted each year to reflect the experience under the plan, automatically spreading gains or losses over future years.  The relative position of each employer associated with the plan, with respect to the actuarial present value of accumulated benefits, is not determinable.

The Partnership made contributions and paid administration fees for the defined benefit retirement plans totaling $105,947 and $98,181 for the nine-month periods ended September 30, 2006 and 2005, respectively.

Note 10: Operating Leases

The Partnership has certain cancelable and non-cancelable operating leases and rental agreements on land and equipment of $61,859 and $36,928 for the nine-month periods ended September 30, 2006 and 2005, respectively.

Note 11: Contingencies and Commitments

c)              The Partnership is subject to various federal and state regulations regarding the care, delivery and containment of products which the Partnership handles and has handled.  The Company is contingently liable for any associated costs which could arise from the handling, delivery and containment of these products.  These costs cannot be determined at present.  While resolution of any such costs in the future may have an effect on the Company’s financial results for a particular period, management believes any such future costs will not have a material adverse effect on the financial position of the Company as a whole.

d)             The Partnership is aware of initiatives by the EPA seeking to require best available control technology (BACT) on ethanol plants.  The EPA’s position is that ethanol plants are major sources of hazardous air pollutants based upon different test methods from the ones used when the ethanol plants initially obtained air permits.  Under this method, emissions exceed the allowed thresholds.  The EPA is currently reviewing South Dakota ethanol plants.  The EPA has imposed penalties and required BACT installed on ethanol plants in other states.  The EPA and South Dakota DENR have yet to determine what, if any, control technology will be required and whether any enforcement action will commence.